UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 27, 2004

Capital One Auto Receivables, LLC

Capital One Prime Auto Receivables Trust 2004-2

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106575	31-1750007
333-106575-05	51-6555100
(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
c/o Wilmington Trust Company
1100 North Market Street, Wilmington, Delaware	19890
(Address of Principal Executive Offices)	(Zip Code)

(703) 720-1000

(302) 651-1119

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On July 27, 2004, Capital One Prime Auto Receivables Trust 2004-2 (the “Issuer” or “Co-Registrant”), publicly issued U.S.$206,000,000 of Class A-1 1.6871% Asset Backed Notes due July 15, 2005, U.S.$353,000,000 of Class A-2 2.43% Asset Backed Notes due February 15, 2007, U.S.$274,000,000 of Class A-3 3.06% Asset Backed Notes due March 17, 2008, U.S.$337,227,000 of Class A-4 LIBOR + 0.06% Asset Backed Notes due April 15, 2010 and U.S.$29,773,000 of Class B 3.95% Asset Backed Notes due May 16, 2011 (the “Notes”) pursuant to a registration statement (No. 333-106575) declared effective on August 26, 2003. The lead managers for the issuance of the Notes were Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (the “Representatives”). Capital One Auto Receivables, LLC (the “Registrant”) paid the underwriters a fee of U.S.$2,371,000 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S.$ 1,197,558,549, were used by the Issuer to purchase a pool of motor vehicle installment loans secured by a combination of new and used automobiles, light-duty trucks and motorcycles originated by Capital One Auto Finance, Inc. (“COAF”), which constitute the receivables included in the assets of the Issuer, from the Registrant. The Registrant acquired such receivables from COAF, which originated such receivables. The Issuer also used the net proceeds from the sale of the Notes for general expenses relating to the Issuer.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Prime Auto Receivables Trust 2004-2 by its Administrator, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2004	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ AL CIAFRE
	Name:	Al Ciafre
	Title:	Assistant Vice President

July 27, 2004	CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2004-2

	By:	Capital One Auto Receivables, LLC, Depositor of the Capital One Prime Auto Receivables Trust 2004-2

	By:	/s/ AL CIAFRE
	Name:	Al Ciafre
	Title:	Assistant Vice President

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement dated July 13, 2004, among the Registrant, COAF and the Representatives.

3.1	Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference to Registrant from Periodic Report on Form 8-K, Registration Statement file no. 333-54736, dated March 13, 2001).

4.1	Amended and Restated Trust Agreement dated July 27, 2004 between the Registrant and the Wilmington Trust Company, not in its individual capacity but solely as owner trustee (the “Owner Trustee”) for the Issuer.

4.2	Indenture dated July 27, 2004 between the Issuer and JPMorgan Chase Bank as the indenture trustee (the “Indenture Trustee”) (including forms of Notes).

10.1	Purchase Agreement dated July 27, 2004 between COAF and the Registrant.

10.2	Sale and Servicing Agreement dated July 27, 2004 between the Issuer, COAF, the Registrant and the Indenture Trustee.

10.3	Administration Agreement dated July 27, 2004 among the Issuer, COAF, as the administrator (the “Administrator”), and the Indenture Trustee.

25.1	Statement of Eligibility on Form T-1 of the Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-106575, filed on July 8, 2004).